                                                                  EX-99 (9)(iii)

         AMENDMENT, dated as of May 1, 2001 to the custody agreements (each an "Agreement"), between the Franklin Templeton funds listed on Schedule A hereto (each a "Fund"), having a place of business at 777 Mariners' Island Blvd, San Mateo, CA 94404, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

         It is hereby agreed as follows:

         Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         Section 2. The Agreement is amended by deleting the Mutual Fund Rider thereto and inserting, in lieu thereof, the following Rider:

         I.   Add the following after the first sentence of Section 3 of the
         Agreement:

         At the request of Fund, Bank may, but need not, add to Schedule B an Eligible Foreign Custodian where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Fund in the event that it elects to add any such entity.

         II.  Add the following language to the end of Section 3 of the
         Agreement:

         (i)   The term Subcustodian as used herein shall mean the following:

         (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7) under the Investment Company Act of 1940, a amended (the "1940 Act"); and

         (b)  an "Eligible Foreign Custodian," which, as defined in 1940 Act rule 17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

         (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

         (a) outside the U.S,. an "Eligible Securities Depository" which, in turn, shall have the same meaning as in 1940 Act rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5.

         (b) in the U.S., a "securities depository" as defined in 1940 Act rule 17f-4(a).

         (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

         III.  Add new Section 15 to the Agreement as follows:

         15.   Compliance with 1940 Act rule 17f-5 ("rule 17f-5").
               ---------------------------------------------------

         (a) Fund's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Fund's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting "Eligible Foreign Custodians" (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Fund's "Foreign Assets," (as that term is defined in rule 17f-5 (a)(2)) and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

         (b)   In connection with the foregoing, Bank shall:

         (i)   provide written reports notifying Fund's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Fund's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Fund's foreign custody arrangements but until further notice from Fund requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

         (ii) exercise such reasonable care, prudence and diligence in performing as Fund's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

         (v)   have established a system to monitor the continued

         appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Fund and shall then act in accordance with the Instructions of Fund with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

         (c) Except as expressly provided herein and in Section 16 hereof, Fund shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

         (d) Bank represents to Fund that it is a U.S. Bank as defined in rule 17f-5(a)(7). Fund represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Fund's

Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Fund may maintain Foreign Assets in each country in which Fund's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk")). Nothing contained herein shall require Bank to make any selection on behalf of Fund that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

         (e) Bank shall provide to Fund such information relating to Country Risk as is specified in Schedule C hereto. Fund hereby acknowledges that: (i) such information is solely designed to inform Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

         IV. Add the following language to the end of the first sentence of
Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

         V.   Add a new Section 16 to the Agreement as follows:

         16.  Compliance with 1940 Act rule 17f-7 ("rule 17f-7").
              --------------------------------------------------

         (a) Bank shall, for consideration by Fund, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the custody risks associated with maintaining Fund's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Fund's Foreign Assets at such Depository) and at which any Foreign Assets of Fund are held or are expected to be held. The foregoing analysis will be provided to Fund and its investment adviser(s) ("Adviser") at Bank's Website. In connection with the foregoing, either Fund or Adviser shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Fund's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Fund or Adviser of any material changes in such risks.

         (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 16(a) above.

         (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Fund if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Fund and Adviser from time to time.)

         (d) Bank need not commence performing any of the duties set forth in this Section 16 prior to March 31, 2001, but Bank shall advise Fund and Adviser if it is prepared to commence such duties prior to such date as to particular depositories.

                              *********************

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

[Fund]                                      THE CHASE MANHATTAN BANK

By /s/ Murray L. Simpson           By: /s/ John K. Barry
   -----------------------             -------------------------

Name:   Murray L. Simpson           Name: John K. Barry
Title:  Vice President                    Title: Vice President
Date:   5/1/01                            Date: 5/3/01

Schedule A

                                    Fund List

Franklin Templeton International Trust (7/28/95)
-   Templeton Pacific Growth Fund
-   Templeton Foreign Smaller companies Fund

Franklin Templeton Global Trust (11/15/93)
-   Franklin Templeton Global Currency Fund
-   Franklin Templeton Hard currency Fund

Franklin Global Trust (12/29/00)
-   Franklin Global Growth Fund
-   Franklin Global Aggressive Growth Fund

Franklin Templeton Variable Insurance Products Trust ( 3/15/94)
-   Templeton Developing Market Securities Fund (P49157)
-   Templeton Growth Securities Fund (P49156)
-   Templeton Asset Strategy Fund (P81002)
-   Templeton International Securities Fund (P81021)
-   Templeton International Smaller Companies Fund (P83428)

                                   Schedule B

                        ELIGIBLE SECURITIES DEPOSITORIES

----------------------------------------------------------------------------------------------------------------------------------
         Country                             Depository                                          Instruments
----------------------------------------------------------------------------------------------------------------------------------

Argentina                  CVSA                                              Equity, Corporate + Government Debt

                           (Caja de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------------------
                Argentina  CRYL                                              Government Debt

                           (Central de Registration y Liquidacion de
                           Instrumentos de Endeudamiento Publico)
----------------------------------------------------------------------------------------------------------------------------------
Australia                  Austraclear Limited                               Corporate Debt, Money Market + Semi-Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Australia                  CHESS                                             Equity

                           (Clearing House Electronic Sub-register System)
----------------------------------------------------------------------------------------------------------------------------------
Australia                  RITS                                              Government Debt

                           (Reserve Bank of Australia/Reserve Bank
                            Information and Transfer System)
----------------------------------------------------------------------------------------------------------------------------------
Austria                    OeKB                                              Equity, Corporate + Government Debt

                           (Oesterreichische Kontrollbank AG)
----------------------------------------------------------------------------------------------------------------------------------
Belgium                    CIK                                               Equity + Corporate Debt

                           (Caisse Interprofessionnelle de Depots et de
                           Virements de Titres S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Belgium                    NBB                                               Government Debt

                           (National Bank of Belgium)
----------------------------------------------------------------------------------------------------------------------------------
Brazil                     CBLC                                              Equity

                           (Companhia Brasileira de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------------------
Brazil                     CETIP                                             Corporate Debt

                           (Central de Custodia e Liquidacao Financiera
                           de Titulos Privados)
----------------------------------------------------------------------------------------------------------------------------------
Brazil                                          SELIC                        Government Debt

                           (Sistema Especial de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------------------
Bulgaria                   BNB                                               Government Debt

                           (Bulgaria National Bank)
----------------------------------------------------------------------------------------------------------------------------------
Bulgaria                   CDAD                                              Equity

                           (Central Depository A.D.)
----------------------------------------------------------------------------------------------------------------------------------
Canada                     CDS                                               Equity, Corporate + Government Debt

                           (The Canadian Depository for Securities
                           Limited)
----------------------------------------------------------------------------------------------------------------------------------
Chile                      DCV                                               Equity, Corporate + Government Debt

                           (Deposito Central de Valores S.A.)
-------------------------- ------------------------------------------------- -----------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         Country                             Depository                                          Instruments
----------------------------------------------------------------------------------------------------------------------------------
China, Shanghai            SSCCRC                                            Equity

                           (Shanghai Securities Central Clearing and
                           Registration Corporation)
----------------------------------------------------------------------------------------------------------------------------------
China, Shenzhen            SSCC                                              Equity

                           (Shenzhen Securities Clearing Company, Limited)
----------------------------------------------------------------------------------------------------------------------------------
Colombia                   DCV                                               Government Debt

                           (Deposito Central de Valores)
----------------------------------------------------------------------------------------------------------------------------------
Colombia                   DECEVAL                                           Equity, Corporate + Government Debt

                           (Deposito Centralizado de Valores de Colombia
                           S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Croatia                    SDA                                               Equity + Government Debt

                           (Central Depository Agency Inc. - Stredisnja
                           depozitarna agencija d.d.)
----------------------------------------------------------------------------------------------------------------------------------
Croatia                    Ministry of Finance of the Republic of Croatia    Short-term debt issued by the Ministry of Finance.
----------------------------------------------------------------------------------------------------------------------------------
Croatia                    CNB                                               Short-term debt issued by the National Bank of

                           (Croatian National Bank)                          Croatia.
----------------------------------------------------------------------------------------------------------------------------------
Czech Republic             SCP                                               Equity, Corporate + Government Debt

                           (Stredisko cennych papiru)
----------------------------------------------------------------------------------------------------------------------------------
Czech Republic             CNB                                               Government Debt

                          (Czech National Bank)
----------------------------------------------------------------------------------------------------------------------------------
Denmark                    VP                                                Equity, Corporate + Government Debt

                           (Vaerdipapircentralen A/S)
----------------------------------------------------------------------------------------------------------------------------------
Egypt                      MCSD                                              Equity + Corporate Debt

                           (Misr for Clearing, Settlement and Depository,
                           S.A.E.)
----------------------------------------------------------------------------------------------------------------------------------
Estonia                    ECDS                                              Equity

                           (Estonian Central Depository for Securities
                           Limited - Eesti Vaatpaberite Keskdepositoorium)
---------------------------------------------------------------------------------------------------------------------------------
Euromarket                 DCC                                               Euro-CDs

                           (The Depository and Clearing Centre)
----------------------------------------------------------------------------------------------------------------------------------
Euromarket                 Clearstream                                       Euro-Debt

                           (Clearstream Banking, S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Euromarket                 Euroclear                                         Euro-Debt
----------------------------------------------------------------------------------------------------------------------------------
Finland                    APK                                               Equity, Corporate + Government Debt

                           (Finnish Central Securities Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
France                     SICOVAM                                           Equity, Corporate + Government Debt

                           (Societe Interprofessionnelle pour la
                           Compensation des Valeurs Mobilieres, S.A.)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         Country                             Depository                                          Instruments
----------------------------------------------------------------------------------------------------------------------------------
Germany                    Clearstream                                       Equity, Corporate + Government Debt
                           (Clearstream Banking AG)
----------------------------------------------------------------------------------------------------------------------------------
Greece                     CSD                                               Equity + Corporate Debt

                           (Central Securities Depository S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Greece                     BoG                                               Government Debt

                           (Bank of Greece)
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong                  HKSCC                                             Equity

                           (Hong Kong Securities Clearing Company Limited)
----------------------------------------------------------------------------------------------------------------------------------
Hong Kong                  CMU                                               Corporate + Government Debt
                           (Central Moneymarkets Unit)
----------------------------------------------------------------------------------------------------------------------------------
Hungary                    KELER                                             Equity, Corporate + Government Debt

                           (Central Depository and Clearing House -
                           Kosponti Elszamolohaz es Ertektar (Budapest)
                           Rt.)
----------------------------------------------------------------------------------------------------------------------------------
India                      NSDL                                              Equity

                           (National Securities Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
India                      CDSL                                              Equity

                           (Central Depository Services (India) Limited)
----------------------------------------------------------------------------------------------------------------------------------
India                      RBI                                               Government Debt

                           (Reserve Bank of India)
----------------------------------------------------------------------------------------------------------------------------------
Indonesia                  KSEI                                              Equity

                           (PT Kustodian Sentral Efek Indonesia)
----------------------------------------------------------------------------------------------------------------------------------
Ireland                    CREST                                             Equity + Corporate Debt

                           (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------------------
Ireland                    CBISSO                                            Government Debt

                           (Central Bank of Ireland Securities
                           Settlements Office)
----------------------------------------------------------------------------------------------------------------------------------
Israel                     TASE Clearing House                               Equity, Corporate + Government Debt

                           (Tel Aviv Stock Exchange Clearing House)
----------------------------------------------------------------------------------------------------------------------------------

Italy                      Monte Titoli S.p.A.                               Equity + Corporate Debt
----------------------------------------------------------------------------------------------------------------------------------

Italy                      Banca d'Italia                                    Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Ivory Coast                DC/BR                                             Equity

                           (Le Depositaire Central / Banque de Reglement)
----------------------------------------------------------------------------------------------------------------------------------
Japan                      JASDEC                                            Equity + Convertible Debt

                           (Japan Securities Depository Center)
----------------------------------------------------------------------------------------------------------------------------------
Japan                      BoJ                                               Registered Government Debt

                           (Bank of Japan)
----------------------------------------------------------------------------------------------------------------------------------
Kazakhstan                 CSD                                               Equity

                           (Central Securities Depository CJSC)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         Country                             Depository                                          Instruments
----------------------------------------------------------------------------------------------------------------------------------
Latvia                     LCD                                               Equity, Corporate + Government Debt
                           (Latvian Central Depository)
----------------------------------------------------------------------------------------------------------------------------------
Lebanon                    Midclear S.A.L.                                   Equity

                           (Custodian and Clearing Center of Financial
                           Instruments for Lebanon and the Middle East
                           S.A.L.)
----------------------------------------------------------------------------------------------------------------------------------
Lithuania                  CSDL                                              Equity + Government Debt

                          (Central Securities Depository of Lithuania)
----------------------------------------------------------------------------------------------------------------------------------
Luxembourg                 Clearstream                                       Equity

                           (Clearstream Banking S.A.)

----------------------------------------------------------------------------------------------------------------------------------
Malaysia                   MCD                                               Equity + Corporate Debt

                           (Malaysian Central Depository Sdn. Bhd.)

----------------------------------------------------------------------------------------------------------------------------------
Mauritius                  CDS                                               Equity + Corporate Debt

                           (Central Depository and Settlement Company
                           Limited)
----------------------------------------------------------------------------------------------------------------------------------
Mexico                     INDEVAL                                           Equity, Corporate + Government Debt

                           (S.D. INDEVAL S.A. de C.V.)
----------------------------------------------------------------------------------------------------------------------------------
Morocco                    Maroclear                                         Equity, Corporate + Government Debt

----------------------------------------------------------------------------------------------------------------------------------
Netherlands                NECIGEF                                           Equity, Corporate + Government Debt

                           (Nederlands Centraal Insituut voor Giraal
                           Effectenverkeer B.V.)

----------------------------------------------------------------------------------------------------------------------------------
New Zealand                NZCSD                                             Equity, Corporate + Government Debt
                           -----

                           (New Zealand Central Securities Depository)
                           -------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Nigeria                    CSCS                                              Equity, Corporate + Government Debt

                           (Central Securities Clearing System Limited)
----------------------------------------------------------------------------------------------------------------------------------
Norway                     VPS                                               Equity, Corporate + Government Debt

                           (Verdipapirsentralen)

----------------------------------------------------------------------------------------------------------------------------------
Oman                       MDSRC                                             Equity

                           (The Muscat Depository and Securities
                           Registration Company, S.A.O.C.)

----------------------------------------------------------------------------------------------------------------------------------
Pakistan                   CDC                                               Equity + Corporate Debt

                           (Central Depository Company of Pakistan
                           Limited)

----------------------------------------------------------------------------------------------------------------------------------
Pakistan                   SBP                                               Government Debt

                           (State Bank of Pakistan)

----------------------------------------------------------------------------------------------------------------------------------
Peru                       CAVALI                                            Equity, Corporate + Government Debt

                           (CAVALI ICLV S.A.)
-------------------------- ------------------------------------------------- -----------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         COUNTRY                             DEPOSITORY                                          INSTRUMENTS
----------------------------------------------------------------------------------------------------------------------------------
Philippines                PCD                                               Equity

                           (Philippine Central Depository Inc.)
----------------------------------------------------------------------------------------------------------------------------------
Philippines                ROSS                                              Government Debt

                           (Bangko Sentral ng Pilipinas / Register of
                           Scripless Securities)
---------------------------------------------------------------------------------------------------------------------------------
Poland                     NDS                                               Equity + Long-Term Government Debt

                          (National Depository for Securities S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Poland                     CRT                                               Short-Term Government Debt

                           (Central Registry of Treasury-Bills)
----------------------------------------------------------------------------------------------------------------------------------

Portugal                   CVM                                               Equity, Corporate + Government Debt

                           (Central de Valores Mobiliarios e Sistema de
                           Liquidacao e Compensacao)
----------------------------------------------------------------------------------------------------------------------------------

Romania                    SNCDD                                             Equity

                           (National Company for Clearing, Settlement and
                           Depository for Securities)
----------------------------------------------------------------------------------------------------------------------------------
Romania                    BSE                                               Equity

                           (Bucharest Stock Exchange Registry)
-----------------------------------------------------------------------------------------------------------------------------------
Russia                     VTB                                               Government Debt (Ministry of Finance Bonds)

                           (Vneshtorgbank)
----------------------------------------------------------------------------------------------------------------------------------

Russia                     NDC                                               Equity, Corporate + Government Debt

                           (National Depository Centre)
----------------------------------------------------------------------------------------------------------------------------------
Russia                     DCC                                               Equity

                           (Depository Clearing Company)
----------------------------------------------------------------------------------------------------------------------------------
Singapore                  CDP                                               Equity + Corporate Debt

                           (The Central Depository (Pte) Limited)
----------------------------------------------------------------------------------------------------------------------------------

Singapore                  SGS                                               Government Debt

                           (Monetary Authority of Singapore / Singapore
                           Government Securities Book-Entry System)
----------------------------------------------------------------------------------------------------------------------------------
Slovak Republic            SCP                                               Equity, Corporate + Government Debt

                           (Stredisko cennych papierov SR Bratislava,
                           a.s.)
----------------------------------------------------------------------------------------------------------------------------------
Slovak Republic            NBS                                               Government Debt

                           (National Bank of Slovakia)
----------------------------------------------------------------------------------------------------------------------------------

Slovenia                   KDD Equity + Corporate Debt (Centralna klirinsko

                           depotna druzba d.d.)
----------------------------------------------------------------------------------------------------------------------------------

South Africa               CDL                                               Corporate + Government Debt

                           (Central Depository (Pty) Limited)
----------------------------------------------------------------------------------------------------------------------------------
South Africa               STRATE                                            Equity

                           (Share Transactions Totally Electronic)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         Country                             Depository                                          Instruments
----------------------------------------------------------------------------------------------------------------------------------
South Korea                KSD                                               Equity, Corporate + Government Debt
                           (Korea Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
Spain                      SCLV                                              Equity + Corporate Debt

                           (Servicio de Compensacion y Liquidacion de Valores,
                           S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Spain                      CBEO                                              Government Debt

                           (Banco de Espana / Central Book Entry Office)
----------------------------------------------------------------------------------------------------------------------------------

Sri Lanka                  CDS                                               Equity

                           (Central Depository System (Private) Limited)
---------------------------------------------------------------------------------------------------------------------------------
Sweden                     VPC                                               Equity, Corporate + Government Debt

                           (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------------------
Switzerland                SIS                                               Equity, Corporate + Government Debt

                           (SIS SegaInterSettle AG)
----------------------------------------------------------------------------------------------------------------------------------
Taiwan                     TSCD                                              Equity + Government Debt

                           (Taiwan Securities Central Depository Co.,
                           Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
Thailand                   TSD                                               Equity, Corporate + Government Debt

                           (Thailand Securities Depository Company
                           Limited)
----------------------------------------------------------------------------------------------------------------------------------
Tunisia                    STICODEVAM                                        Equity + Corporate Debt

                           (Societe Tunisienne Interprofessionnelle pour
                           la Compensation et le Depot des Valeurs
                           Mobilieres)
----------------------------------------------------------------------------------------------------------------------------------
Turkey                     TAKASBANK                                         Equity + Corporate Debt

                           (IMKB Takas ve Saklama Bankasi A.S.)
----------------------------------------------------------------------------------------------------------------------------------
Turkey                     CBT                                               Government Debt

                           (Central Bank of Turkey)
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom             CREST                                             Equity + Corporate Debt

                           (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------------------
United Kingdom             CMO                                               Sterling & Euro CDs + CP

                           (Central Moneymarkets Office)
----------------------------------------------------------------------------------------------------------------------------------
United States              DTC                                               Equity + Corporate Debt

                           (Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
United States              PTC                                               Mortgage Back Debt

                           (Participants Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
United States              FED                                               Government Debt


                           (The Federal Reserve Book-Entry System)
----------------------------------------------------------------------------------------------------------------------------------
Uruguay                    BCU                                               Government Debt
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
         Country                             Depository                                          Instruments
----------------------------------------------------------------------------------------------------------------------------------
                           (Banco Central del Uruguay)
----------------------------------------------------------------------------------------------------------------------------------
Venezuela                  BCV                                               Government Debt

                           (Banco Central de Venezuela)
----------------------------------------------------------------------------------------------------------------------------------
Zambia                     CSD                                               Equity + Government Debt

                           (LuSE Central Shares Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
Zambia                     BoZ                                               Government Debt

                           (Bank of Zambia)
----------------------------------------------------------------------------------------------------------------------------------

                                  Schedule C

                       Information Regarding Country Risk
                       ----------------------------------

         1. To aid Fund in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

A        Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

___      ii.      Whether  applicable  foreign  law would  restrict  the  Fund's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

B.       Written information concerning:

___      i.       The likelihood of expropriation, nationalization, freezes, or cofiscation of Fund's assets.

___      ii.      Whether difficulties in converting Fund's cash and cash
equivalents to U.S. dollars are reasonably foreseeable.

C.       A market report with respect to the following topics:

(i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

         2. Bank shall furnish the following additional information:

                  Market flashes, including with respect to changes in the information in market reports.